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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                         event reported): JULY 28, 1999
                                          -------------



                               HARRIS CORPORATION
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                                1-3863                             34-0276860
----------------------------------       ------------------------------       ------------------------------
 (State or other jurisdiction of           (Commission File Number)                 (I.R.S. Employer
         incorporation)                                                            Identification No.)


         1025 West NASA Blvd., Melbourne, FL                        32919
---------------------------------------------------          -------------------
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (407) 727-9100

                                    No Change
  ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Items 1-4.        Not Applicable.

Item 5.           Other Events.
                  -------------

                  On July 28, 1999, Harris Corporation ("Harris" or the "Company") reported its sales and earnings for fiscal 1999. Additionally, the Company expects to complete the sale of its semiconductor business and the spin-off of Lanier during the first quarter of fiscal year 2000. Following such actions, the Company will explore potential acquisitions and repurchases of significant amounts of its stock.

                  A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 6.           Not Applicable.

Item 7.           Financial Statements And Exhibits.
                  ----------------------------------

                  (a)      Financial Statements.
                                    None.

                  (b)      Pro Forma Financial Information.
                                    None.

                  (c)      Exhibits.

                           The following document is filed as an Exhibit to this
                           Report:

                           99.      Press Release, dated July 28, 1999,
                                    reporting the Company's sales and earnings for fiscal 1999.

Items 8-9.        Not Applicable.


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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARRIS CORPORATION


                                        By:      /s/ Bryan R. Roub
                                           -------------------------------------
                                        Name:    Bryan R. Roub
                                        Title:   Senior Vice President &
                                                 Chief Financial Officer



Date:      July 28, 1999


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                                  EXHIBIT INDEX



        Exhibit No.
        Under Reg.
       S-K, Item 601                                  Description
  -----------------------             ------------------------------------------


            99. Press Release, dated July 28, 1999, reporting Harris Corporation's sales and earnings for fiscal 1999.


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